EXHIBIT 99.1

CLAYTON SERVICES LLC (“CLAYTON”) DUE DILIGENCE NARRATIVE REPORT

Clayton Contact Information	2

Overview	2

Clayton’s Third Party Review (“TPR”) Scope of Work	2

Sponsor Acquisition Criteria	2

Loan Grading	3

TPR Component Review Scope	3
Credit Review	3
Property Valuation Review	4
Regulatory Compliance Review	4

Data Integrity	4

Data Capture	5

Data Compare Results	5

Clayton Due Diligence Results	5

Clayton Third Party Reports Delivered	7

Appendix A: Credit Review Scope	7

Appendix B: Origination Appraisal Assessment	10

Appendix C: Regulatory Compliance Review Scope	12

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CLAYTON CONTACT INFORMATION

Client Service Management:

•	Chris Turk Client Service Manager

Phone: (813) 472-6509/E-mail: cturk@clayton.com

•	Joe Ozment Director of Securitization

Phone: (813) 261-0733/E-mail: jozment@clayton.com

OVERVIEW

On behalf of PennyMac (“Client”), Clayton conducted an independent third-party pre-securitization due diligence review of 12,977 residential loans selected for the 2018-PM1 transaction. The loans referenced in this narrative report were reviewed on a flow basis from August 2016 to May 2018 at Clayton’s centralized underwriting facilities in Tampa, FL and Atlanta, GA. This narrative report provides information about the original lenders, the scope of work performed by Clayton, and the results of Clayton’s review.

ORIGINATORS

Origination channels for the loans in this review:

Origination Channel	Loan Count	Percentage
Retail	132	1.02%
Correspondent Retail	11,904	91.73%
Correspondent TPO	941	7.25%

Total	12,977	100.00%

CLAYTON’S THIRD PARTY REVIEW (“TPR”) SCOPE OF WORK

The scope of work for this transaction consisted of credit, property valuation, and regulatory compliance reviews, plus a data integrity check, and were performed in accordance with rating agency1 loan level review standards in place as of the date of the review. This is referred to as a “Full Review.”

SPONSOR ACQUISITION CRITERIA

The loans were originated to FNMA Seller’s Guidelines dated between August, 2016 and May 2018 and Clayton reviewed the loans to the same eligibility requirements, (“Sponsor Acquisition Criteria”). Clayton had access to these guidelines and all changes published between those dates.

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LOAN GRADING

The Sponsor Acquisition Criteria referenced above served as the benchmark for grading loans from a credit underwriting, property valuation and regulatory compliance perspective, as applicable. Each loan received an “initial” and a “final” grade. The “initial” grade was assigned during the initial loan review. The “final” grade takes into account additional information and supporting documentation that may have been provided by the originators to clear outstanding conditions. Clayton’s loan grading is solely based on Clayton’s independent assessment of all guideline exceptions and compensating factors for each of the component reviews. Clayton is providing a comprehensive loan-level analysis as part of this pre-securitization reporting package that includes initial grades, final grades and detailed commentary on the rationale for any changes in grades, and sets forth compensating factors and waivers.

TPR COMPONENT REVIEW SCOPE**

Clayton examined the selected loan files with respect to the presence or absence of relevant documents, enforceability of mortgage loan documents, and accuracy and completeness of data fields. Clayton relied on the accuracy of information contained in loan documentation provided to Clayton.

**

It’s noted that on 671 of the 12,977 loans in this transaction (5% of pool), were re-underwritten & reviewed by Clayton underwriters who did not meet the minimum 3 years of experience requirement as prescribed by certain Rating Agencies. All 671 loans went through Clayton’s Quality Control process where the average experience was greater than 7+ years’ experience in this product type.

CREDIT REVIEW

Clayton’s Credit scope of review conducted on this transaction included the following elements (for more detail, please refer to Appendix A and to the guidelines cited above):

•	Assessed whether the characteristics of the mortgage loans and the borrowers conformed to the Sponsor Acquisition Criteria cited above;

•	Re-calculated LTV, CLTV, income, liabilities, and debt-to-income ratios (DTI) and compared these against the Sponsor Acquisition Criteria;

•	Analyzed asset statements in order to determine whether funds to close and reserves were within Sponsor Acquisition Criteria;

•	Confirmed that credit scores (FICO) and credit histories were within Sponsor Acquisition Criteria;

•	Evaluated evidence of borrower’s willingness and ability to repay the obligation;

•

Examined Data Verify risk evaluation report, which was in file for income, employment, Nationwide Mortgage Licensing System and Registry (“NMLS”) and occupancy status alerts. Clayton researched alert information against loan documentation and assigned loan conditions accordingly.

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PROPERTY VALUATION REVIEW

Clayton’s Property Valuation scope of review conducted on this transaction included the following elements:

•	Original Appraisal Assessment

•	Clayton reviewed the original appraisal provided to determine whether the original appraisal was complete, thorough and the original appraised value was reasonably supported.

•	For more detail on the original appraisal review scope and desk review definitions, please refer to Appendix B and to the guidelines cited above.

•	Value Supported Analysis

Clayton applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

12,977 loans received a Desk Review product that was ordered by the Client. Clayton had independent access to these reports at the time of the review.

For loans reviewed in a post-close valuation review scenario (407 loans total):

•

On 12,512 Loans, the Desktop review was provided to Clayton by the Aggregator. If a loan with a Desktop Review fell outside of a -10% tolerance, then a Field Review 2055 Exterior or a 2nd Appraisal was completed to support the final conclusion of value.

•

On 429 loans, a Desk Review was either not available or returned an indeterminate value so a Field Review was ordered for those loans. 16 of these loans returned a value outside of the -10% tolerance from the original appraised value and were determined to not support the original value of the appraisal used in file.

•	34 loans in this pool were originated using a Property Inspection Waiver and no additional valuation products were ordered for these loans.

•	2 loans had Desk Reviews in the origination file that supported the value from the Appraisal in file. No additional products were required on these loans.

REGULATORY COMPLIANCE REVIEW

Clayton’s Regulatory Compliance scope of review conducted on this transaction included the elements summarized below. (For more detail, please refer to Appendix C and to the guidelines cited above.)

Clayton utilized its proprietary eCLAS engine for regulatory compliance testing.

The scope of the compliance review performed is summarized below:

•	Tested for certain applicable federal, state and local high cost and/or anti-predatory laws only

DATA INTEGRITY

Clayton utilized its proprietary eCLAS tool to determine tape to file accuracy of each reviewed loan, by completing the following steps:

•	Tape data received from lender/client is stored in eCLAS;

•	Loan Reviewer collects validated loan data in eCLAS;

•	Each received data point is compared to its counterpart collected data point;

•	Discrepancies found during comparison are stored

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DATA CAPTURE

Clayton collected data fields required to create American Securitization Forum (“ASF”) and Standard and Poor’s LEVELS 7.4. data disclosure requirements. Both of these file formats are provided as part of the pre-securitization reporting package. Additionally, Clayton captured rating agency required data points relating to ATR/QM determination, which is provided in the reporting package.

DATA COMPARE RESULTS

Clayton provided the Client with a copy of the Loan Level Tape Compare Upload which shows the differences between the data received by the sellers versus the data captured by Clayton during the loan review.

Summary of data compare results:

Field Name	#	% Accuracy
Credit Score	2182	83.19%
First Time Home Buyer Status	3464	73.31%
Five-Digit Zip Code	2	99.98%
Loan Purpose	19	99.85%
MI Coverage	6	99.95%
Number of Borrowers	4	99.97%
Occupancy Status	1	99.99%
Original CLTV	73	99.44%
Original DTI	697	94.63%
Original LTV	225	98.27%
Property State	1	99.99%
Property Type	59	99.55%

CLAYTON DUE DILIGENCE RESULTS

Below are the initial and final overall loan grades for this review, as well as the credit, property valuation, and regulatory compliance component review grades.

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Initial and Final Overall Loan Grade Results

*

The overall grade summary reflects the combination of the credit, property valuation and regulatory compliance component reviews into one overall grade. The overall grade assigned is the most severe grade from each of the component reviews.

Initial and Final Credit Component Grade Results

Initial and Final Property Valuation Grade Results

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Initial and Final Regulatory Compliance Grade Results

CLAYTON THIRD PARTY REPORTS DELIVERED

Clayton furnished the following reports on this transaction:

1.	Narrative Report

2.	Conditions Report

3.	Loan Level Tape Compare Upload

4.	Waived Conditions Summary Reports

5.	Valuations Summary Reports

6.	Attestation Forms

APPENDIX A: CREDIT REVIEW SCOPE

For each mortgage loan, Clayton performed a guideline review utilizing specific guidelines furnished at the time of the review.

A.	Verified that the characteristics of the mortgage loan and borrower conformed to the Sponsor Acquisition Criteria requirements including:

•	DTI

•	LTV/TLTV/HLTV

•	Credit score

•	Income and employment

•	Assets and reserves

•	Property type and use eligibility; and if the property type was a condominium or cooperative, assessed project adherence

•	Borrower eligibility, including:

•	Citizenship status

•	Non- occupant co-borrower

•	Transaction eligibility, including:

•	Maximum loan amount

•	Loan purpose

•	Occupancy

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•	Noted any approved exceptions or waivers by the originator and/or aggregator to guidelines; verified that approved exceptions included required, documented compensating factors

B.	As part of the guideline review, Clayton performed a credit analysis during which various documents were examined, including:

•	Uniform Residential Loan Application reviewed to determine:

•	Initial loan application was in the loan file and was signed by all borrowers

•	Final loan application was in the loan file and was complete

•	Information and debts disclosed on loan application aligned with related documentation in the loan file

•	Employment analyzed and verified through use of various documents, including:

•	Income documentation

•	Verbal and/or written verifications of employments (VVOE, VOE)

•	CPA letter

•	Business licenses

•	Tax transcripts (IRS Form 4506-T)

•	Other documentation in loan file

•	Income review included:

•	Required income documentation for all borrowers was present and within required time period

•	Documents did not appear to have been altered or inconsistent

•	IRS Form 4506-T

•	Signed by all borrowers and processed by the originator

•	Compared IRS tax transcripts to income documentation and noted any inconsistencies

•	Income was recalculated and was documented with applicable documentation, including:

•	Tax returns

•	Financial statements

•	Paystubs

•	W-2s

•	1099

•	IRS documents

•	Bank statements

•	Lease agreements

•	Award letters

•	Other documentation in loan file

•	Asset review included:

•	Asset documentation required to verify down payment, closing costs, prepaid items and reserves was present and within required timeframe, including:

•	Verification of deposits (VOD)

•	Depository account statements

•	Stock or security account statements

•	Gift funds

•	Settlements statements

•	Other evidence of conveyance and transfer of funds, if a sale of assets was involved

•	Other documentation in loan file

•	Asset documents were reviewed to determine any large deposits and appropriate sourcing of funds

•	Credit Report review included:

•	Complete copy of report was in loan file

•	Report was dated within required timeframe

•	All borrowers were included in the report

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•	Checked any fraud alerts against related loan file documentation

•	Verified all disclosed mortgage debt on credit report against the loan application (under the schedule of real estate owned) for accurate debt ratio calculation

•	Compared liabilities listed on the credit report against the loan application for accurate debt ratio calculation

•	Captured and utilized appropriate credit score for guideline review

•	Title policy review included:

•	Title interest – determined if

•	Fee simple

•	Leasehold estate

•	Appropriate vestee(s) were listed on title policy

•	Amount of coverage was greater than or equal to the original principal amount of the mortgage

•	Applicable title endorsements were present

•	Checked for any encumbrances, encroachments and other title exceptions affecting the lien identified through the title search; verified that each issues was addressed in the transaction

•	Reviewed the chain of title and duration of ownership by seller or borrower (whichever was applicable)

•	Captured monthly tax payments in debt ratio calculation

•	HUD1 (Settlement Statement) review included:

•	Funds to close identified and analyzed against borrower’s assets

•	Seller contributions did not exceed maximum allowed

•	Subject property, seller and borrower aligned with other loan documentation

•	Disbursements and pay-offs included in debt ratio calculations

•	Loan purpose confirmed

•	Hazard/Flood insurance review included:

•	Verified presence of required hazard insurance and flood insurance (if required)

•	Confirmed that any required insurance was for the:

•	Correct borrower

•	Correct property

•	Correct lender

•	Correct loan number

•	Life of loan, if flood insurance required

•	Confirmed that any required insurance minimum coverage amount and policy period

•	Reviewed for evidence that any required insurance policy premium was paid

•	Confirmed that the mortgagee clause listed the lender’s name and “it’s successors and assigns”

•	Confirmed that the payment amount on any required insurance was included in the debt ratio calculation

•	Mortgage Insurance review included:

•	Determined if mortgage insurance is required

•	Captured mortgage insurance name, certificate # and percentage guarantee (when required)

C.

For each mortgage loan, Clayton examined the mortgage or deed of trust for evidence of recordation. In lieu of a copy of the mortgage or deed of trust with recording information, a copy of the mortgage or deed of trust that is stamped “true and certified copy” by the escrow/settlement agent plus recording directions on closing instruction documentation was utilized as evidence for recording.

D.

For each mortgage loan, Clayton utilized the results from an independent, third-party fraud tool along with information in the loan file to identify and address any potential misrepresentations including:

•	Borrower identity

•	Social Security inconsistencies

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•	Borrower name variations

•	Occupancy

•	Borrower address history

•	Subject property ownership history

•	Employment

•	Licensing – reviewed NMLS data for:

•	Mortgage lender/originator

•	Loan officer

•	OFAC

APPENDIX B: ORIGINATION APPRAISAL ASSESSMENT

For each Mortgage Loan, Clayton performed the following origination appraisal analysis:

A.	Verified that the mortgage loan file contained an appraisal report and that it met the following criteria:

•	Appraisal report used standard GSE forms, appropriate to the property type:

•

FNMA 1004/FHLMC 70 – Uniform Residential Appraisal Report. Used for 1-unit properties, units in planned unit developments (detached PUDs) and condominium projects that consist solely of detached dwelling (site condominium)

•	FNMA 1073/FHLMC 465 – Individual Condominium Report. Used to appraise a unit in a condominium project or a condominium unit in a PUD (attached PUD)

•	FNMA 1025/FHLMC 72 – Small Residential Income Property Appraisal Report. Used for all two-to-four unit residential income properties, including two-to-four unit properties in a PUD

•	FNMA 2090 – Individual Cooperative Appraisal Report. Used for individual cooperative units

•	FNMA 2000/FHLMC 1032 – One Unit Residential Appraisal Field Review

•	FNMA 2000a/FHLMC 1072 – Two to Four Unit Residential Appraisal Field Review

•	Appraisal report was reasonably complete and included:

•	Appraisal report form, certification, statement of limiting conditions and scope of work

•	Accurate identification of the subject property

•	Accurate identification of the subject loan transaction

•	Accurate identification of the property type, in both land and improvements

•	All required attachments including:

•	Subject front, rear and street photos and valued features

•	Subject interior photos – kitchen, all baths, main living area, updates/upgrades, deferred maintenance

•	Photos of all comparable sales and listings

•	Location map

•	Exterior sketch of property with dimensions

•	1004MC Market Conditions Report

•	Evidence that appraisal report was made “As Is” or provided satisfactory evidence of completion for all material conditions

•	Appraisal date met supplied Sponsor Acquisition Criteria

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•	If applicable to Sponsor Acquisition Criteria requirements, a second full appraisal was furnished and met Sponsor Acquisition Criteria

B.	Performed a general credibility assessment of the results of the appraisal per Title XI of FIRREA and USPAP based on the following criteria:

•	Title XI of FIRREA:

•

If the appraisal was completed by a trainee or licensed appraiser unqualified to independently sign the report, an appropriately licensed appraiser co-signed as a supervisory appraiser and inspected the property

•	Determined that either the appraiser or supervisory appraiser was appropriately licensed by verifying the appraiser’s license included in the appraisal.

•	Reviewed for the presence of any “red flags” related to the mortgaged property that may have posed a risk to the property or occupants

•	USPAP

•

Confirmed that the appraiser developed and communicated their analysis, opinion, and conclusion to intended users of their services in a manner that is meaningful and not misleading and that the appraisal is signed.

C.	Reviewed and graded the appraisal valuation to the following criteria:

•	Appraised value was reasonably supported. Utilized the following review in making value supported determination:

•	Comps used were located reasonably close to the subject property and if not the reason was satisfactorily explained

•	Comps used were reasonably recent in transaction date and if not the reason was furnished

•	Comps used were reasonably similar to the subject property and if not an explanation was supplied

•	Appraised value of the subject was bracketed by the sales prices of the comps and if not the reason was furnished

•	Adjustments were reviewed and appeared reasonable utilizing the 15% net/25% gross guideline.

•

Property was complete. However, if the property was not 100% complete, then any unfinished portion had no material impact to the value, safety, soundness, structural integrity, habitability or marketability of the subject property

•	Appraisal was reviewed for any indication of property or marketability issues. Utilized the following key points in making determination:

•	Appraisal was made on an “As Is” basis or provides satisfactory evidence of completion of all material conditions

•	Property usage was reviewed for zoning compliance

•	Property utilization was reviewed to determine it was “highest and best use”

•	Neighborhood values were reviewed to determine if declining

•	Market conditions were reviewed to determine indication of possible marketability issues:

•	Location

•	% built up

•	Growth rate

•	Demand/supply

•	Marketing time

•	Predominant occupancy

•	Physical condition of the property was reviewed to determine that the property condition was average or better

•	Style of property was reviewed to determine if unique property

•	Any health and safety issues were noted and/or remediated

•	Locational and/or environmental concerns adequately addressed if present

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D.	Property Eligibility Criteria – Clayton reviewed the property to determine that the property met the client supplied eligibility requirements. Examples of ineligible property types may include:

•	3 to 4 unit owner occupied properties

•	2 to 4 unit second homes

•	Unwarrantable or limited review condominiums

•	Manufactured or mobile homes

•	Condotel units

•	Unique properties

•	Working farms, ranches or orchards

•	Mixed-use properties

•	Properties subject to existing oil or gas leases

•	Properties located in Hawaii Lava Zones 1 and 2

•	Properties exceeding Sponsor Acquisition Criteria requirements for excess acreage

E.	Disclaimer

•

The individuals performing the aforementioned original appraisal assessment are not persons providing valuations for purposes of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraisers under Federal or State law, and the services being performed by such persons do not constitute “appraisal reviews” for purposes of USPAP or Federal or State law.

•	Clayton makes no representation or warranty as to the value of any mortgaged property, notwithstanding that Clayton may have reviewed valuation information for reasonableness

•	Clayton is not an ‘AMC’ (appraisal management company) and therefore Clayton does not opine on the actual value of the underlying property

•

Clayton is not a ‘creditor’ within the meaning of ECOA or other lending laws and regulations, and therefore Clayton will not have any communication with or responsibility to any individual consumer concerning property valuation.

•	Clayton does not check to see if the appraiser is on the Freddie Mac exclusionary list

F.	Desk Review definitions

•

Clear Capital “CDA” means a written retrospective analysis of an appraisal of residential real property relating to completeness, reasonableness, and relevance. The relevant appraisal shall be provided to Clear Capital by Customer. The CDA will offer an alternative value, if deemed appropriate, based on the analysis of the competitive market as of the effective date of the appraisal provided. The CDA will also provide an analysis of the appraisal provided, including supporting narrative and data to fully support the CDA value and outline deficiencies within the appraisal. The CDA will also contain a Risk Score and Risk Indicators based upon the findings of the analysis for the appraisal provided to Clear Capital by Customer.

•

ProTeck’s Appraisal Risk Review (ARR) is an enhanced desk review of the original appraisal in the file completed by a licensed appraiser. The ARR validates subject and comparable data and characteristics, confirms the original appraiser’s methodologies, credentials, and commentary to insure compliance with regulatory requirements and industry accepted best practices, and flags all risk factors while also providing a final value reconciliation used to grade the loan.

APPENDIX C: REGULATORY COMPLIANCE REVIEW SCOPE

This appendix provides an overview of Clayton’s proprietary compliance system for 1-4 family residential mortgage loans in the due diligence process to determine, to the extent possible and subject to the caveats below, whether the loans comply with federal, state and local laws. The Disclaimer section explains limitations that you should be aware of. Additional details on the items listed below as well as Clayton’s state, county and municipal testing can be provided upon request. The compliance engine is fully integrated into Clayton’s proprietary due diligence platform, eCLAS.

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Federal Law

Truth in Lending Act and Regulation Z—Loan level analysis on the following:

•	High Cost mortgage thresholds for points and fees (Section 32)

•	High Cost Prohibited Acts and Practices upon request (Section 33)

STATE, COUNTY and MUNICIPAL LAW

Clayton test whether a loan meets the thresholds for a high cost or covered loan in the following states, counties and municipalities, and also tests for compliance with provisions in such laws that apply to all loans subject to high cost testing:

State/Local High Cost
Arkansas	Maine	Pennsylvania

California	Maryland	Rhode Island, including the Providence ordinance

Colorado	Massachusetts	South Carolina

Connecticut	Nevada	Tennessee

District of Columbia	New Jersey	Texas

Florida	New Mexico	Utah

Georgia	New York	Vermont (High Rate, High Point law)

Illinois, including the Cook County and Chicago ordinances	North Carolina	Wisconsin

Indiana	Ohio, including Cleveland Heights ordinance

Kentucky	Oklahoma

Disclaimer

Please be advised that Clayton has not determined whether the Loans comply with federal, state or local laws, constitutional provisions, regulations or ordinances, including, but not limited to, licensing and general usury laws that set rate and/or fee limitations, unless listed above. Clayton’s review is focused on issues that raise concerns for secondary market investors and other assignees, based on potential for assignee liability, an adverse impact on the lien, and regulatory, litigation and headline risk. Clayton’s review is not designed to fully test a lender’s compliance with all applicable disclosure and licensing requirements. Furthermore, the findings reached by Clayton are dependent upon its receiving complete and accurate data regarding the Loans from loan originators and other third parties. Please be further advised that Clayton and its employees do not engage in the practice of law, and the findings set forth in the reports prepared by Clayton do not constitute legal advice or opinions.

© 2018 Clayton Services LLC. All rights reserved.

This material is confidential and may not be copied, used, or distributed without the written permission of Clayton Services LLC

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